                                                                    EXHIBIT 23.2

                             ACCOUNTANT'S CONSENT

The Board of Directors
Sunrise Medical Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                      /s/ KPMG PEAT MARWICK LLP
Los Angeles, California
December 17, 1996